AGREEMENT

         THIS AGREEMENT (the "Agreement") has been made and entered into as of the day of October, 1996, by and among Affinity Entertainment, Inc. (the "Seller" or "Affinity") and Baron Banker, Limited (the "Buyer" or "Baron
Banker"), each a "Party" and together the "Parties," Barry Kaplan, Esq., the "Escrow Agent" and Pendragon Resources, L.L.C. ("Pendragon").

                                   WITNESSETH:

         WHEREAS, pursuant to the Offshore Securities Deferred Subscription Agreement dated June 25, 1996 (the "Subscription Agreement") between the Parties, Seller sold to the Buyer four million (4,000,000) shares of the Common Stock of Seller and (the "Shares") at ten dollars ($10.00) per share discounted at four percent (4.0%) upon completion of the offering, payable in United States dollars for a total consideration of forty million dollars ($40,000,000); and

         WHEREAS, Section 10 of the Subscription Agreement provides in part that the Subscription Agreement "is subject to the marginability of the entire taking value of the Shares and not being less than thirteen (13) million dollars"; and

         WHEREAS, Baron Banker has to date been unable to margin the Shares for thirteen (13) million dollars or more;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties, intending to be legally bound, agree as follows:

         1. Upon execution of this Agreement by the Parties, the Escrow Agent and Pendragon, L.L.C., the Subscription Agreement between the Parties shall be deemed immediately terminated.

         2. Baron Banker shall return the stock certificates representing the Shares to Affinity within three (3) business days of such termination.

         3. Within three (3) business days of the receipt of the stock certificates representing the Shares, Affinity shall return the Promissory Note dated June 25, 1996 to the Baron Banker marked "Cancelled."

         4. Upon receipt of the Promissory Note by Baron Banker, the Escrow Agreement dated June 25, 1996 between the Parties and the Escrow Agent, the Limited Power of Attorney Transaction Bank Account, and the Limited Power of Attorney -Transaction Margin Account shall be deemed immediately terminated and all parties shall be

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               immediately   relieved  of  their  duties  under  the  respective
               agreements.

         5. Upon receipt of the Promissory Note by Baron Banker, the Memorandum of Agreement between the Parties and Pendragon Resources, L.L.C. dated June 26, 1996 shall be deemed terminated and all funds held in escrow pursuant to the Subscription Agreement shall be returned to Pendragon Resources, L.L.C.

         6. Until such time as the duties and obligations of the Parties, the Escrow Agent and Pendragon Resources, L.L.C. are terminated pursuant to this Agreement, the duties and obligations incurred by the Parties, the Escrow Agent and Pendragon shall remain in full force and effect.

         7. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto as of the date first above written.

AFFINITY ENTERTAINMENT, INC.                    BARON BANKER LIMITED
(SELLER)                                        (BUYER)




By:  /s/ William J. Bosso                       By:   /s/ J.P. Baron
     --------------------                            ---------------------
         William J. Bosso                                 J.P. Baron
         President                                        Chairman
         October 21, 1996                                 October 21, 1996



ESCROW AGENT                                    PENDRAGON RESOURCES, L.L.C.




By:   /s/ Barry Kaplan                          By:    /s/ Donald L. Walker
      ----------------                                 --------------------
         Barry Kaplan, Esq.                                Donald L. Walker
         October 21, 1996                                  President
                                                           October 21, 1996


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